Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Third Quarter 2010
Earnings Call & Webcast
November 12, 2010

Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

John Barker

Chief Communications Officer

Opening Comments

• Business Highlights - Roland Smith
 – Third quarter 2010 highlights
 – Third quarter brand updates
• Financial Overview - Steve Hare
 – Third quarter consolidated financial overview
 – Stock repurchases and dividends
 – 2010 financial outlook
• Fourth Quarter Brand Strategies and
 Longer-Term Growth Initiatives - Roland Smith
• Q&A
Agenda

Today Wendy’s/Arby’s Group filed:
 • Third Quarter 2010 Earnings Release
 – Includes new detail on cost of sales components for the quarter and year-to-date periods
 • Historical Sales and Margin Trends
 – Includes new detail of cost of sales components
 • Form 10-Q
Third Quarter 2010

Forward-Looking Statements and
Regulation G
This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our most recent earnings press release and in the “Special Note Regarding
Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent
Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the
Appendix to this presentation, and are included in the earnings release and posted on the
Investor Relations section of our website.

Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Roland Smith

President & Chief Executive Officer

Business Highlights

• Board Actions
 – Additional $170 million authorized for share repurchases
 – Quarterly dividend increased 33% to $0.02 per share
• Results
 – Total revenue decreased slightly less than 5% to $861 million
 – Q3 adjusted EBITDA* fell 20% to $100 million
 • Net loss was $0.9 million
 – Year-to-date adjusted EBITDA* fell 2.8%
 • Net income was $6.4 million
 – 2010 full year adjusted EBITDA expected to be down 3-5%
*See Appendix.
Third Quarter 2010 Overview

• Continue to innovate the menu
• Expand into new dayparts
• Continue remodeling programs
• Expand internationally
• Turnaround Arby’s
Long-Term Growth Strategy

Bacon Deluxe.
NEW
APPLEWOOD SMOKED
BACON

BAJA
SPICY CHICKEN CAESAR
BLT COBB
APPLE PECAN CHICKEN
Flavor never felt so fresh!
HEARTY ORIGINAL
SALADS

99¢ Frosty
Wendy's
OLD FASHIONED HAMBURGERS
SPICY
CHICKEN
NUGGETS

*13.4% including incremental breakfast advertising of 110 bps
July
August
September
Q3 2010 N.A. Same-Store Sales
Systemwide -1.7%
Company-owned -3.1%
Franchise -1.3%
Company Restaurant Margin
Q3 2010 14.5%
Q3 2009 16.5%
-200 bps
Margin Variances
-160 bps Increased Commodities
*
Wendy’s 3rd Quarter 2010

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National Event
(7/18 - 8/14)
LOCAL
(8/22 - 9/18)
Jr Deluxe Starting at $1
July
August
September
Q3 2010 N.A. Same-Store Sales
Systemwide -5.9%
Company-owned -9.5%
Franchise -4.1%
Company Restaurant Margin
Q3 2010 10.4%
Q3 2009 12.1%
-170 bps
Margin Variances
-110 bps Increased Commodities
Arby’s 3rd Quarter 2010

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Steve Hare

Chief Financial Officer

Financial Overview

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

($ in Millions)

	Q3 2010	Q3 2009	$ Change
Revenues:			
Sales	$ 766.0	$ 806.1	(40.1)
Franchise revenues	95.2	97.1	(1.9)
	861.2	903.2	(42.0)
Costs and expenses:			
Cost of sales	667.1	684.1	(17.0)
General and administrative	97.9	97.9	-
Depreciation and amortization	46.2	47.1	(0.9)
Impairment of long-lived assets	27.4	15.5	11.9
Facilities relocation and corporate restructuring	-	1.7	(1.7)
Other operating expense, net	2.3	-	2.3
	840.9	846.3	(5.4)
Operating profit	20.3	56.9	(36.6)
Interest expense	(33.9)	(36.5)	2.6
Investment income, net	0.1	0.7	(0.6)
Other income, net	0.3	1.3	(1.0)
(Loss) income from continuing operations before income taxes	(13.2)	22.4	(35.6)
Benefit from (provision for) income taxes	12.3	(8.1)	20.4
(Loss) income from continuing operations	(0.9)	14.3	(15.2)
Income from discontinued operations, net of income taxes	-	0.4	(0.4)
Net (loss) income	$ (0.9)	$ 14.7	$ (15.6)

Third Quarter 2010 Consolidated
Operating Results

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

($ in Millions)

	Q3 2010	YTD 2010
EBITDA	$93.9	$298.2
Adjustments:		
Integration costs in G&A	0.6	4.3
SSG purchasing co-op expense	0.0	4.9
Incremental Wendy's breakfast advertising	5.5	5.5
Adjusted EBITDA	$100.0	$312.9
Growth %	*-19.6%*	*-2.8%*

*See Appendix.
Third Quarter and YTD 2010
Adjusted EBITDA*

Q3 2010		YTD 2010	
	$ in Millions	Per share	$ in Millions	Per share
Net (loss)/income	($0.9)	$0.00	$6.4	$0.01
Special items included in net (loss)/income:				
Integration costs in G&A	$0.3	$0.00	$2.7	$0.01
Impairment of long-lived assets	17.0	0.04	25.8	0.06
Incremental Wendy's breakfast advertising	3.4	0.01	3.4	0.01
SSG purchasing co-op expense	0.0	0.00	3.1	0.01
Gain on collection of Deerfield note	0.0	0.00	(3.1)	(0.01)
Loss on early extinguishment of debt	0.0	0.00	16.3	0.04
Total special items included in net (loss)/income	$20.7	$0.05	$48.2	$0.11

Third Quarter and Year-to-Date 2010
Net Income and Special Items

($ in Millions)	YTD Oct 3, 2010
Cash from operations	$167.4
Capital expenditures	(94.7)
Net cash from operations	72.7
Proceeds from long-term debt, net	26.7
Proceeds from repayment of note receivable	30.8
Stock buybacks and dividends	(192.8)
Other	(8.6)
Decrease in cash	(71.2)
Beginning cash	591.7
Ending cash at October 3, 2010	$520.5

Cash Flow - Year-to-Date 2010

($ in Millions)

	Oct 3, 2010	Y/E 2009
Total Debt	$1,577.6	$1,522.9
Cash and Cash Equivalents	520.5	591.7
Net Debt	$1,057.1	$931.2
Total Debt / Adjusted EBITDA*	3.8x	3.6x
Net Debt / Adjusted EBITDA*	2.5x	2.2x

*See Appendix.
Debt Capitalization

• Stock Repurchases
 – As of November 5, 2010, $80 million authorized and available
 – Recent authorization of $170 million brings the total amount authorized and available to $250 million
 – Expiration date extended from January 2, 2011 to
 January 1, 2012
• Quarterly Cash Dividend
 – Increase to $0.02 per share, +33% increase
 – Payable on December 15, 2010 to stockholders of record as of
 December 1, 2010
Stock Repurchases and Dividends

• 2010 Adjusted EBITDA -3% to -5%*
• 2010 Outlook includes the following expectations for the
 full-year:
 – Wendy’s same-store sales down approximately 1%
 – Improvement of 30 basis points in Wendy’s margin
 – Negative same-store sales at Arby’s, but improving on a
 year-over-year basis
 – Capital expenditures of approximately $145 million
2010 Outlook
*Adjusted EBITDA for 2010 excludes the incremental spending to support the expansion of Wendy’s new breakfast program of approximately $8 million. Adjusted EBITDA for 2010 is compared to 2009 adjusted EBITDA of $411.6 million (2009 net income was $5.1 million), normalized for the 53rd week. See Appendix.

• January 27, 2011
• Meeting will begin at 8:30 a.m.
• The Lighthouse at Chelsea Piers (New York City)
• Content
 – News release with preliminary 2010 results and 2011 outlook
 – Comprehensive overview of current performance
 – Overview of strategic growth plans for the next several years
 – Corporate and brand leadership teams will present
• Breakfast - Wendy’s new breakfast menu
• Lunch - Wendy’s and Arby’s new products
Investor Day

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Roland Smith

President & Chief Executive Officer

Brand Strategies and
Investment Highlights

Create your own meal
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CHOOSE ANY FRESH HALF-SIZE SALAD
ADD 1 OF THESE TASTY OPTIONS

MY 99¢
EVERYDAY VALUE MENU

NEW
A real combo pleaser.
NATURAL-CUT FRIES
WITH SEA SALT

2010
October
November
December
Wendy’s 4th Quarter Marketing Calendar

Arby's 4th Quarter Marketing Calendar

VALUE MENU
STARTING AT
$1
VALUE MENU
STARTING AT
$1

NEW!
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TENDERS WITH BUFFALO SAUCE
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2010
National Event
(10/3 - 10/30)
LOCAL
(11/14
12/18)
Holiday Value Book
October
November
December

2008
2009
2010
2011
2009 Actual
$62 million
Original Plan
$60 million
Merger
11.6%
14.9%
15.2%
2008
2009
2010 Outlook*
Wendy’s Margin Improvement
360 bps expansion
G&A Synergies
*Adjusted to exclude the incremental spending to support the expansion of Wendy’s new breakfast program and the impact of the
53rd week in 2009.
Achieved G&A Synergies and
Margin Improvement

WENDY'S ARBY'S GROUP
SERVING FRESH IDEAS DAILY.

Wendy's
You know when it's real.

Re-energizing Wendy’s Brand
• Introduced new positioning and advertising
• Rebuilt new product pipeline
• Improved core menu items
• Improved customer experience

Financial
Strategies
Build Sales
at Both Brands
Drive Global
Growth
Longer-Term Growth Initiatives

% Transaction Change
(Company-owned Restaurants)
15.9%
0.0%
-1.2%
-2.9%
-7.0%
2009
Q1 2010
Q2 2010
Q3 2010
October 2010

Arby’s Turnaround in Process
• Plan to provide turnaround details in January
 – Improve value ratings
 – Re-launch brand positioning
 – Introduce new advertising
 – Revitalize product innovation
 – Modernize facilities
• Everyday Value Menu gaining traction

WENDY'S ARBY'S GROUP
SERVING FRESH IDEAS DAILY.

NEW
A real combo pleaser.
NATURAL-CUT
FRIES
WITH SEA SALT

REMAKING
OF A CLASSIC
JUICIER, THICKER BEEF
NEW PREMIUM TOPPINGS
BUTTERED, TOASTED BUN
NEW
Dave's HOT 'N JUICY
CHEESEBURGERS

SPICY CHICKEN CAESAR
BAJA
BLT COBB
APPLE PECAN CHICKEN
Flavor never felt so fresh!
HEARTY ORIGINAL
SALADS

Wendy’s - Attractive Growth Story
• Innovating core menu items
• Introducing new products
• Expanding dayparts
• Modernizing our facilities

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

FRESH GRILLED
MORNIN' MELT PANINI
with
APPLEWOOD SMOKED BACON
AVAILABLE DURING BREAKFAST HOURS

NEW
Everything you need for a
REAL GOOD
MORNING
TRY THE TOASTED MUFFIN SANDWICH

NEW
FOR BREAKFAST
Warm, goodness to go or stay.
GOOD-TO-GO
OATMEAL BAR

Wendy’s Daypart Expansion to
Leverage Fixed Costs
• Breakfast opportunity
 – Fastest growing daypart in QSR
 – Generates 25% of QSR traffic
 – Currently less than 2% of Wendy’s AUVs
• Progress under way
 – Disciplined approach
 – Developed high quality menu
 – Operations testing in four markets
 – Moving toward national rollout beginning
 late 2011
• Future opportunities in beverage and snack

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Wendy's
Wendy's

Wendy's

OLD FASHIONED HAMBURGERS.

Arby's®

Arby's
Arby's
Arby's

Restaurant Remodel Program

Second Key Initiative -
Global Expansion
Financial
Strategies
Build Sales
at Both Brands
Drive Global
Growth

Major New Development Agreements
• Signed development agreements for 400 new franchise restaurants
• Actively pursuing new development agreements in China, Brazil and Japan
35 restaurants
(Wendy’s)
Middle East
80 restaurants
(dual-branded)
Turkey
100 restaurants
(Arby’s)
180 restaurants
(dual-branded)
24 restaurants
(Wendy’s)

WENDY'S
ARBY'S
GROUP
SERVING FRESH IDEAS DAILY.

Wendy's

Opportunity to Expand Wendy’s
in North America
Improved restaurant margins
+
Expanded average unit volumes
=
Increased return on investment
U.S. Unit Count
13,980
7,545
5,877
Wendy’s is Under-penetrated Compared to McDonald’s and Burger King
Source: company reports, 2009

Financial
Strategies
Build Sales
at Both Brands
Drive Global
Growth
Third Key Initiative -
Financial Strategies

www.wendysarbys.com
Q&A

Appendix

EBITDA is used by the Company as a performance measure for benchmarking against the
Company’s peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the restaurant industry. The Company also uses adjusted EBITDA and other adjusted financial measures, which exclude integration-related expenses included within general and administrative expense, expenses for the Strategic Sourcing Group purchasing co-op, incremental advertising for Wendy’s new breakfast and facilities relocation and corporate restructuring expenses, as an internal measure of business operating performance. The Company believes such financial measures provide a meaningful perspective of the underlying operating performance of the
Company’s current business. EBITDA and adjusted EBITDA are not recognized terms under U.S.
Generally Accepted Accounting Principles (“GAAP”). Because all companies do not calculate
EBITDA or similarly titled financial measures in the same way, those measures as used by other companies may not be consistent with the way the Company calculates EBITDA or similarly titled financial measures and should not be considered as alternative measures of operating profit (loss)
or net income (loss).
Because certain income statement items needed to calculate net income vary from quarter to quarter, the Company is unable to provide projections of net income and a reconciliation of projected adjusted EBITDA to net income.
The Company’s presentation of EBITDA and adjusted EBITDA is not intended to replace the presentation of the Company’s financial results in accordance with GAAP.
Disclosure Regarding Non-GAAP
Financial Measures

Wendy's/Arby's Group, Inc. and Subsidiaries
Calculation and Comparison of EBITDA and a Reconciliation of EBITDA to Net Income

(In Thousands) (Unaudited)	Third Quarter 2010	Third Quarter 2009	Nine Months 2010	Nine Months 2009
EBITDA	$ 93,932	$ 119,370	$ 298,213	$301,740
Depreciation and amortization	(46,178)	(47,020)	(137,448)	(143,369)
Impairment of long-lived assets	(27,409)	(15,528)	(41,424)	(31,108)
Operating profit	20,345	56,822	119,341	127,263
Interest expense	(33,868)	(36,457)	(104,535)	(89,671)
Loss on early extinguishment of debt	-	-	(26,197)	-
Investment income (expense), net	77	737	5,256	(3,850)
Other than temporary losses on investments	-	-	-	(3,916)
Other income, net	268	1,319	2,974	303
(Loss) income before income taxes	(13,178)	22,421	(3,161)	30,129
Benefit from (provision for) income taxes	12,269	(8,155)	9,594	(11,895)
(Loss) income from continuing operations	$ (909)	$ 14,266	$ 6,433	$ 18,234

Reconciliation of EBITDA to Adjusted EBITDA

(In Thousands) (Unaudited)	Third Quarter 2010	Third Quarter 2009	Nine Months 2010	Nine Months 2009
EBITDA	$ 93,932	$ 119,370	$ 298,213	$ 301,740
Plus:				
Integration costs in general and administrative (G&A)	579	3,292	4,329	11,210
SSG purchasing cooperative expense in G&A	-	-	4,900	-
Incremental advertising for Wendy's new breakfast	5,454	-	5,454	-
Facilities relocation and corporate restructuring	-	1,725	-	8,899
Adjusted EBITDA	$ 99,965	$ 124,387	$ 312,896	$ 321,849
Adjusted EBITDA change %	-19.6%		-2.8%

Wendy's/Arby's Group, Inc. and Subsidiaries
Calculation of EBITDA and a Reconciliation of EBITDA to Net Income

(In Thousands) (Unaudited)	2009 53 weeks
EBITDA	$ 384,359
Depreciation and amortization	(190,251)
Impairment of long-lived assets	(82,132)
Operating profit	111,976
Interest expense	(126,708)
Investment expense, net	(3,008)
Other than temporary losses on investments	(3,916)
Other income, net	1,523
Loss from continuing operations before income taxes	(20,133)
Benefit from income taxes	23,649
Income from continuing operations	3,516
Income from discontinued operations, net of income taxes	1,546
Net income	$ 5,062

Reconciliation of EBITDA to Adjusted EBITDA (53 weeks) and Normalized (52 weeks) EBITDA

(In Thousands) (Unaudited)	2009
EBITDA – 53 weeks	$ 384,359
Plus:	
Integration costs in general and administrative (G&A)	16,598
Wendy's purchasing co-op start-up costs in G&A	15,500
Facilities relocation and corporate restructuring	11,024
Pension withdrawal expense in cost of sales	4,975
Benefit from vacation policy standardization in G&A	(3,339)
Benefit from vacation policy standardization in cost of sales	(3,925)
Adjusted EBITDA – 53 weeks	$ 425,192
Less:	
53rd Week effect on fiscal year EBITDA	(13,600)
Normalized 52 weeks adjusted EBITDA	$ 411,592